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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of event reported):

                                DECEMBER 20, 1999


                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                 0-10824              04-2297484
  (State or other jurisdiction     (Commission File         (IRS Employer
       of incorporation)                Number)          Identification No.)


                 100 BEAVER STREET, WALTHAM, MASSACHUSETTS 02453
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (781) 398-2300


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ITEM 5.


         On December 20, 1999, Genome Therapeutics Corporation entered into a collaboration and license agreement with American Home Products Corporation. This current report on Form 8-K is filed solely to file such agreement to disclose portions of the agreement that were previously redacted.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits

                10.1* Collaboration and License Agreement between Genome Therapeutics Corporation, and American Home Products Corporation dated as of December 20, 1999. Filed herewith.


* Certain confidential material contained in the document has been omitted and filed separately with the SEC pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



April 10, 2000                           GENOME THERAPEUTICS CORP.


                                           By: /S/  PHILIP V HOLBERTON
                                               ---------------------------------
                                                Philip V. Holberton
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

                10.1* Collaboration and License Agreement between Genome Therapeutics Corporation, and American Home Products Corporation dated as of December 20, 1999. Filed herewith.

* Certain confidential material contained in the document has been omitted and filed separately with the SEC pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.



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